EXHIBIT 10.1

  Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.

                                            1ST ADDENDUM TO THE SUPPLY AGREEMENT
        (GRAPHIC OMITTED)          DATED 25TH JANUARY, 1995 - HOVIONE/COLLAGENEX



                      1ST ADDENDUM TO THE SUPPLY AGREEMENT
                            DATED 25TH JANUARY, 1995


between

Hovione International Limited
11 Floor, Aubin House
171 Gloucester Road
Wanchai, Hong Kong

Hereinafter referred to as Hovione, duly represented by its Chief Executive, Guy Villax, and

CollaGenex, Inc.
41 University Drive, Suite 200
Newton, PA  18940
USA

Hereinafter referred to as CollaGenex, duly represented by Vice President Robert
A. Ashley


Recitals
--------
Whereas the original supply agreement was entered into on 25th January 1995, and was subsequently extended through 25th January 2002 by CollaGenex's letter dated 24th April 1996.

Whereas Parties are satisfied with their business under this contract and wish to extend the life of the contract, adjust prices and to update Annex 1 (The Territory) and Annex 2 (The Specifications)

Now therefore, the parties agree to both reconfirm the existing agreement and to amend it as follows:


1.      Definitions - one annex is substituted
-----------------------------------------------

1.2.    The Territory: as defined in Annex 1


2.      Quality of the Product - one annex is substituted and one clause amended
--------------------------------------------------------------------------------

2.1 The Quality of the product will conform both to reference samples sent by Hovione to CollaGenex, to the most recent monograph of the United States Pharmacopeia and of the European Pharmacopeia and to the specifications in Annex 2. The Product will be manufactured, packaged and stored in accordance with the current Good Manufacturing Practices of the Food and Drug Administration (USA) and of the European Union, in an inspected and ISO9000 certified facility and in strict compliance with Hovione's Drug Master Files.

4.      Price and payments - two new clauses are added:

4.3 Parties agree that the price of the product set previously at $[**]/kg is revised to $[**]/kg as from 1st January 2000 (fax n(0)SO000056 dated of 20th January 2000).

                                            1ST ADDENDUM TO THE SUPPLY AGREEMENT
        (GRAPHIC OMITTED)          DATED 25TH JANUARY, 1995 - HOVIONE/COLLAGENEX


4.4 For all sales that occur after the 25th January 2002, and during the validity of this Agreement, the price of the Product shall depend on the total quantity bought within the calendar year:

                  ---------------------------------------- ---------------------
                  THE PO PLACED IN ANY CALENDAR               THEN  THE  PRICE
                  YEAR CORRESPONDS TO A                         PER  KILO FOR
                  SHIPMENT(S) THAT IS (ARE) WITHIN:             THAT PO IS:
                  ---------------------------------------- ---------------------
                  The first [**]kg that year                    USD[**]/kg
                  ---------------------------------------- ---------------------
                  The second [**]kg that year                   USD[**]/kg
                  ---------------------------------------- ---------------------
                  The third [**]kg that year                    USD[**]/kg
                  ---------------------------------------- ---------------------
                  For the additional quantities that
                  make the total for that year greater
                  than [**]kg                                   USD[**]/kg
                  ---------------------------------------- ---------------------

The prices are CIF Air any continental USA airport.


11.     Duration - one clause is amended

11.1 This agreement commenced on the 25th January 1995, and on 15th May 2001 was extended for a period of 5 years to expire on 14th May 2006. On expiry this agreement shall be automatically renewed for successive periods of two (2) years unless either party gives the other party written notice of termination ninety (90) days prior to the expiration of the commercial term.


All the other terms of the Supply Agreement remain unchanged.


Accepted:






CollaGenex, Inc.                         Hovione International Limited

Name:  /s/ Robert A. Ashley              Name:  /s/ Guy Villax
       ---------------------------              -----------------------------

Title: Vice President                    Title: C.E.O.


Date:  December 10, 2001                  Date:  9 Nov 2001
       ---------------------------              -----------------------------

                                            1ST ADDENDUM TO THE SUPPLY AGREEMENT
        (GRAPHIC OMITTED)          DATED 25TH JANUARY, 1995 - HOVIONE/COLLAGENEX



                                 ANNEX 1 TO THE
                                SUPPLY AGREEMENT
                            DATED 25TH JANUARY, 1995


between

Hovione International Limited
11 Floor, Aubin House
171 Gloucester Road
Wanchai, Hong Kong

Hereinafter referred to as Hovione, duly represented by its Chief Executive, Guy Villax, and

CollaGenex, Inc.
41 University Drive, Suite 200
Newton, PA  18940
USA

Hereinafter referred to as CollaGenex, duly represented by Vice President Robert
A. Ashley


The Territory:

         U.S.A.
         European Union
              (to include: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Netherlands, Norway, Portugal, Spain, Sweden, United Kingdom).


Accepted:







CollaGenex, Inc.                          Hovione International Limited

Name:  Robert A. Ashley                   Name:  /s/ Guy Villax
       ----------------------------              ----------------------------

Title: Vice President                     Title: C.E.O.


Date:  December 10, 2001                   Date:  9 Nov 2001
       ----------------------------              ----------------------------

                                            1ST ADDENDUM TO THE SUPPLY AGREEMENT
[GRAPHIC OMITTED]                  DATED 25TH JANUARY, 1995 - HOVIONE/COLLAGENEX


                                 ANNEX 2 TO THE
                                SUPPLY AGREEMENT
                            DATED 25TH JANUARY, 1995


between

Hovione International Limited
11 Floor, Aubin House
171 Gloucester Road
Wanchai, Hong Kong

Hereinafter referred to as Hovione, duly represented by its Chief Executive, Guy Villax, and

CollaGenex, Inc.
41 University Drive, Suite 200
Newton, PA  18940
USA

Hereinafter referred to as CollaGenex, duly represented by Vice President Robert
A. Ashley


The Specifications of the product are found in the Hovione PharmaScience Limited (formerly Hovione Macau Sociedade Quimica Limitada) Quality Control test methods and specification sheets - herewith attached:


         Product Code:          5/MA51U/E
         Effective date:        2001.11.19
         Revision:              01




Accepted:







CollaGenex, Inc.                          Hovione International Limited

Name:  /s/ Robert A. Ashley               Name:   /s/ Guy Villax
       ----------------------------               ---------------------------

Title: Vice President                     Title:  C.E.O.


Date:  December 10, 2001                   Date:   9 Nov 2001
       ----------------------------               ---------------------------

                            ----------------------------------------------------
                                           QUALITY CONTROL
                            ----------------------------------------------------
                            Prepared By            Check By
                            Xiao Jun               Ng Wang Chon
    (GRAPHIC OMITTED)       ----------------------------------------------------
                            Approved By            Effective Date
                            Claudia Ferreira       2001.11.19
--------------------------------------------------------------------------------
PRODUCT NAME                                       CODE No.
Doxycycline Hyclate                                5/MA51U/E
--------------------------------------------------------------------------------
OTHER NAME                                         PRODUCT GROUP
                                                   FINISHED PRODUCTS
--------------------------------------------------------------------------------
STRUCTURE                                          FORMULA
                                                   C22H24N2O8.CH5ClO
                                                  ------------------------------
               (GRAPHIC OMITTED)                   MOLECULAR WEIGHT
                                                   512.94
                                                  ------------------------------
                                                   VALIDITY
                                                   60 months
                                                  ------------------------------
                                                   Revision:  01      Page:  1/2
--------------------------------------------------------------------------------

  TEST                               Specification

  Description                        Yellow to light yellow powder.

  Crystallinity                      The product is crystalline.

  Solubilities                       Freely  soluble  in water and  in methanol;
                                     sparingly soluble in alcohol; practically insoluble in chloroform and in ether. It dissolves in aqueous solutions of alkali hydroxides and carbonates.

  Identification (by TLC)            In  the  chromatogram  obtained  with   the
                                     sample solution, the  principal spot should
                                     have  the  same Rf, colour and  size as the
                                     principal   spot    in   the   chromatogram
                                     obtained with the reference solution.

  Identification (by reaction with
  sulphuric acid)                    A yellow colour develops in sulphuric acid.


  Identification (of chlorides)      It gives reaction A of chlorides.

  Identification (by IR)             Conforms to the spectrum of the United
                                     States Pharmacopeia Reference Standard.

  Ultraviolet absorption             Not less  than 300 and not more than 335 at
                                     the maximum at about 349 nm (in methanol 1%
                                     1M HCl), calculated with reference to the anhydrous and ethanol-free substance.

  Light absorbing impurities         Not more than 0.07 at  490 nm  (in methanol
                                     1% 1M HCl), calculated with reference to the anhydrous and ethanol-free substance.

  Specific optical rotation          Not  less  than -120(Degree)  and  not more
                                     than -105(Degree) (c=1, in  methanol  1% 1M
                                     HCl),   t=25 (Degree)  C  and   589.3  nm),
                                     calculated with reference to the anhydrous and ethanol-free substance.

  pH Not less than 2.0 and not more than 3.0 (1% w/v solution in water).

  Sulphated ash                      Not more than 0.4% w/w.

  Heavy metals                       Not more than 50 ppm.

-------------------------------------
STORAGE CONDITIONS: Well-closed and light resistant containers: below 27 (Degree)c and 65% RH

                            ----------------------------------------------------
                                           QUALITY CONTROL
                            ----------------------------------------------------
                            Prepared By            Check By
                            Xiao Jun               Ng Wang Chon
    (GRAPHIC OMITTED)       ----------------------------------------------------
                            Approved By            Effective Date
                            Claudia Ferreira       2001.11.19
--------------------------------------------------------------------------------
PRODUCT NAME                                       CODE No.
Doxycycline Hyclate                                5/MA51U/E
--------------------------------------------------------------------------------
OTHER NAME                                         PRODUCT GROUP
                                                   FINISHED PRODUCTS
--------------------------------------------------------------------------------
STRUCTURE                                          FORMULA
                                                   C22H24N2O8.CH5ClO
                                                  ------------------------------
               (GRAPHIC OMITTED)                   MOLECULAR WEIGHT
                                                   512.94
                                                  ------------------------------
                                                   VALIDITY
                                                   60 months
                                                  ------------------------------
                                                   Revision:  01      Page:  2/2
--------------------------------------------------------------------------------
  Water (by Karl Fischer)                  Not less than 1.40% w/w and  not more
                                           than 2.75% w/w.

  Content of ethanol (by GC)               Not less than 4.3% w/w  and not  more
                                           than 6.0% w/w.

  Related substances     6-epidoxycycline  Not more than 0.8% w/w.

                         Methacycline      Not more than 0.3% w/w.

                         Other impurities  Not more than 0.2% w/w, individually.

                         Total impurities  Not more than 1.3% w/w.

  Assay (by HPLC)                          Not less than 849ug/mg  and not  more
                                           than   884   ug/mg,   expressed    as
                                           doxycycline.

                                           Not less than 90.0% w/w and not  more
                                           than  94.0%   w/w   as   doxycycline,
                                           calculated  with   reference  to  the
                                           anhydrous and ethanol-free substance.

  INFORMATION TESTS

  Particle Size                            Not less than 10% below 12 um.

                                           Not less  than 50% and not  more than
                                           90% below 100 um.

                                           Not less than 90% below 250 um.

  Bulk density:        before compacting   Not less than 0.5 g/cm3.
                       after compacting    Not less than 0.7 g/cm3.

  Residual solvents    Methanol            Not more than 2000ppm.
  (by GC):
                       Acetone             Not more than 500ppm.






-------------------------------------------
STORAGE  CONDITIONS:   Well-closed  and  light  resistant containers:   below 27
(Degree)c and 65% RH.

                            ----------------------------------------------------
                                             QUALITY CONTROL
                            ----------------------------------------------------
                             Prepared By             Check By
   (GRAPHIC OMITTED)         Xiao Jun                Ng Wang Chon
                            ----------------------------------------------------
                             Approved By             Effective Date
                             Claudia Ferreira        2001.11.19
--------------------------------------------------------------------------------
PRODUCT NAME                                         CODE No.
Doxycycline Hyclate                                  5/MA51U/E
--------------------------------------------------------------------------------

                                                       TEST METHODS

  Description                                          LAB004A/GT013

  Crystallinity                                        CFR, 436.203 (a)

  Solubilities                                         LAB004A/GT030

  Identification (by TLC)                              EP, Monograph

  Identification (by reaction with sulphuric acid)     EP, Monograph

  Identification (of chlorides)                        EP, Monograph

  Identification (by IR)                               USP, Monograph

  Ultraviolet absorption                               EP, Monograph

  Light absorbing impurities                           EP, Monograph

  Specific optical rotation                            EP, Monograph

  pH                                                   EP, Monograph

  Sulphated ash                                        EP, Monograph

  Heavy metals                                         EP, Monograph

  Water (by Karl Fischer)                              EP, Monograph

  Content of ethanol (by GC)                           EP, Monograph

  Related substances (by HPLC)                         EP, Monograph

                                                       EP, Monograph

                                                       EP, Monograph

  Assay (by HPLC)                                      USP, Monograph

                                                       EP, Monograph

  INFORMATION TESTS

  Particle Size                                        LAB004A/GT067

                                                       LAB004A/GT067

                                                       LAB004A/GT067

  Bulk density                                         LAB004A/GT012

                                                       LAB004A/GT012

  Residual solvents (by GC)                            LAB004C/CR066

                                                       LAB004C/CR066

                                                                      Page:  1/1